UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: June 6, 2002


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

            COLORADO                                  41-1928467
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)



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ITEM 5.           OTHER EVENTS
                  On Thursday, June 6, 2002, Minnesota Corn Processors, LLC
                  (MCP) announced that they have signed a letter of intent with Archer Daniels Midland Company (ADM). The letter reflects the intent of the two companies to attempt to negotiate a definitive agreement that may lead to the sale of MCP to ADM.

                  A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1 Press release dated June 6, 2002 announcing the signing of a letter of intent between MCP and ADM to negotiate a definitive agreement that may lead to the sale of MCP to ADM.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MINNESOTA CORN PROCESSORS, LLC





Dated: June 6, 2002

                                By  /s/ Daniel H. Stacken
                                    ---------------------
                                        Daniel H. Stacken
                                    Vice President of Finance &
                                        Chief Financial Officer












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